Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:

| |  Preliminary proxy statement
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           GreenMan Technologies, Inc.
                (Name of Registrant as Specified in its Charter)

                           GreenMan Technologies, Inc.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:



(2)  Aggregate number of securities to which transaction applies:



(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11:



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|_|      Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                           GREENMAN TECHNOLOGIES, INC.
                           7 Kimball Lane, Building A
                         Lynnfield, Massachusetts 01940
                                 (781) 224-2411
                           --------------------------

                   NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL
                             MEETING OF STOCKHOLDERS

                                 March 12, 1998
                             ----------------------

TO THE STOCKHOLDERS:

         A Special Meeting in Lieu of Annual Meeting of Stockholders (the "Meeting") of GreenMan Technologies, Inc., a Delaware corporation, will be held on Thursday, March 12, 1998, at 9:00 a.m., at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York 10166, for the following purposes:

         1.       To elect six (6) members of the Board of Directors.

         2.       To  approve   amendments  to  the  Company's   Certificate  of
                  Incorporation and By-Laws to create three classes of directors to serve for staggered terms.

         3. To approve an amendment to the Company's Certificate of Incorporation to effect a reverse split of the Company's Common Stock, $.01 par value per share (the "Common Stock"), pursuant to which each five shares of Common Stock then outstanding will be converted into one share.

         4. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000.

         5. To consider and act upon a proposal to ratify the selection of the firm of Wolf & Company, P.C. as independent auditors for the fiscal year ending May 31, 1998.

         6. To transact such other business as may properly come before the meeting and any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on January 15, 1998 are entitled to notice of and to vote at the Meeting.

         All stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                         By Order of the Board of Directors,


                                         ROBERT H. DAVIS
                                         Chief Executive Officer
February 13, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                           GREENMAN TECHNOLOGIES, INC.
                           7 Kimball Lane, Building A
                         Lynnfield, Massachusetts 01940
                                 (781) 224-2411

                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                                February 13, 1998

         Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of GreenMan Technologies, Inc. (the "Company") for use at the Special Meeting in Lieu of Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, March 12, 1998, at 9:00 a.m., at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York 10166.

         Only stockholders of record as of January 15, 1998 will be entitled to vote at the Meeting and any adjournments thereof. As of that date, 10,846,281 shares of Common Stock, $.01 par value, (the "Common Stock") of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy.

         Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by notice to the Secretary of the Company at any time before it is exercised.

         The persons named as attorneys in the proxies are directors and officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated below under "Election of Directors." Any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name on the space provided on the proxy. In addition to the election of Directors, the stockholders will consider and vote upon proposals: (i) to approve an amendment to the Company's Certificate of Incorporation and ByLaws to create three classes of directors to serve for staggered terms; (ii) to approve an amendment to the Company's Certificate of Incorporation to effect a reverse split of the Company's Common Stock, pursuant to which each five shares of Common Stock then outstanding will be converted into one share; (iii) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000; and (iii) to ratify the selection of Wolf & Company, P.C. as auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is made.

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. The affirmative vote of the holders of a majority of the Common Stock issued and outstanding is required for approval of the proposed amendments to the Company's Certificate of Incorporation. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         The Company's Annual Report, containing financial statements for the fiscal year ended May 31, 1997, is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about the date above.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of January 15, 1998: (i) by each person who is known by the Company to own beneficially 5% or more of the outstanding shares of Common Stock; (ii) by each director and officer of the Company (including any "group" as used in Section 13(d)(3) of the Securities Exchange Act of 1934); and (iii) by all directors and officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. As of January 15, 1998, there were issued and outstanding 10,846,281 shares of Common Stock.

                                                        Number of Shares          Percentage of
Name (1)                                              Beneficially Owned(2)          Class
--------                                              ---------------------          -----
Palomar Medical Technologies, Inc. (3)...........         1,490,000                  13.74%
  45 Hartwell Ave., Lexington, MA 02173
Maurice E. Needham (4)...........................         2,628,914                  23.85%
Joseph E. Levangie (5)...........................           896,929                   8.23%
Lew F. Boyd (6)..................................            25,000                      --
Robert D. Maust(7)...............................           544,449                   5.10%
Robert H. Davis..................................                --                      --
All officers and directors as a group
      (5 persons)(4,5,6,7).......................         4,495,592                  40.21%
-----------------------------------------

*    Less than 1% of the outstanding Common Stock.
(1)  Each person's address is care of GreenMan  Technologies,  Inc.,7 Kimball Lane,  Building A,
     Lynnfield, MA 01940.
(2)  Pursuant to the rules of the  Securities  and Exchange  Commission,  shares of Common Stock that an individual or group has a right to acquire  within 60 days pursuant to the exercise of options or  warrants  are deemed to be  outstanding  for the  purpose of  computing  the percentage  ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3)  Consists of shares  issuable  upon  conversion  of the  outstanding  principal  and accrued interest  on a 10% secured  convertible  promissory  note and upon  exercise of warrants to purchase Common Stock.
(4)  Includes 178,200 shares of Common Stock issuable pursuant to immediately  exercisable stock options and  warrants.  Also includes  2,125,714  shares  issuable  upon  conversion of the
     Company's  Convertible Notes due October 30, 1998 at a price of $.30625 (70% of the closing bid price of the  Company's  Common Stock on January 15, 1998) and 20,000  shares of Common
     Stock owned by Mr. Needham's wife. Does not include 386,500 shares of Common Stock issuable pursuant to outstanding  stock options and warrants that are not currently  exercisable and
     60,000 shares owned by Mr.  Needham's adult children,  as to which he disclaims  beneficial ownership.
(5)  Includes 45,500 shares of Common Stock issuable  pursuant to immediately  exercisable stock options and  warrants.  Also includes  2,125,714  shares  issuable  upon  conversion of the
     Company's  Convertible Notes due October 30, 1998 at a price of $.30625 (70% of the closing bid price of the  Company's  Common Stock on January 15,  1998).  Does not include  334,000 shares of Common Stock issuable pursuant to outstanding stock options and warrants that are not currently  exercisable and 40,000 shares owned by Mr. Levangie's adult children,  as to which he disclaims beneficial ownership.
(6)  Includes  25,000  shares of Common  Stock  issuable  pursuant  to  immediately  exercisable options.  Does not include 85,000 shares of Common Stock  issuable  pursuant to outstanding stock options that are not currently exercisable.
(7)  Represents  shares issuable upon conversion of the Company's  Convertible Notes due October
     30, 1998 at a price of $.30625 (70% of the closing bid price of the Company's  Common Stock on January 15, 1998).

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's By-Laws currently provide that the Board of Directors shall consist of no less than five members who shall be elected at the annual meeting of stockholders of the Company. Pursuant to Proposal No. 1, the six (6) nominees listed below will be nominated to serve until the next Annual Meeting of Stockholders and until their successors are elected. However, if Proposal No. 2 is adopted and implemented, the Company's Certificate of Incorporation and By-Laws will provide that the members of the Board of Directors (the "Board") shall be classified as nearly as possible into three classes, each with, as near as possible, one-third of the members of the Board. Under Proposal No. 2, if adopted by the stockholders, Robert D. Maust and Jagruti Oza shall be classified as Class I directors and shall serve until the 1999 Annual Meeting; Maurice E. Needham and Robert H. Davis shall be classified as Class II directors and serve until the 2000 Annual Meeting; and Joseph E. Levangie and Lew F. Boyd shall be classified as Class III directors and serve until the 2001 Annual Meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected by the stockholders. Directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which directors shall have been chosen, and until their successors are duly elected by the stockholders. Officers are elected by and serve at the discretion of the Board of Directors, subject to their employment contracts.

         Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for any individual nominee will be voted (unless one or both nominees are unable or unwilling to serve) FOR the election of nominees. The Board of Directors knows of no reason why any such nominees should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number.

         The following table sets forth for each nominee to be elected at the Meeting and for each director whose term of office will extend beyond the Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with the Company, the year each nominee's or director's term will expire and the class of director for each nominee or director.

 Nominee's or Director's Name
      and Year Nominee or                                                       Year Term         Class of
Director First Became Director                     Position(s) Held             Will Expire       Director
------------------------------                     ----------------             -----------       --------

Maurice E. Needham................              Chairman of the Board              2000               II
  1993
Robert H. Davis...................              Chief Executive Officer,           2000               II
  1997                                          President and Director
Joseph E. Levangie................              Chief Financial Officer,           2001               III
  1993                                          Treasurer, Secretary and
                                                Director
Robert D. Maust...................              Vice President of Operations       1999                I
  1997                                          and Director
Lew F. Boyd.......................              Director                           2001               III
  1992
Jagruti Oza.......................              Director Nominee                   1999                I
  1998


                 OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth all of the directors to be elected at the Meeting, and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company.

                   Name                      Age                   Position
                   ----                      ---                   --------
Maurice E. Needham (1)...................    57     Chairman of the Board of Directors
Robert H. Davis  ........................    55     Chief Executive Officer; President; Director
Joseph E. Levangie (2)...................    52     Chief Financial Officer; Treasurer;
                                                       Secretary; Director
Robert D. Maust..........................    59     Vice President of Operations; Director
Lew F. Boyd (1)(2).......................    52     Director
Jagruti Oza..............................    37     Director Nominee
--------------------

(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

         MAURICE E. NEEDHAM has been Chairman of the Company since June 1993. From June 1993 to July 21, 1997, Mr. Needham also served as Chief Executive Officer of the Company. He also serves as Chairman of Dynaco Corporation ("Dynaco"), a manufacturer of flexible printed circuit boards which he founded in 1987. Dynaco filed for an orderly liquidation under bankruptcy protection in July 1993 and emerged from such protection in February 1994, as a division of Palomar Medical Technologies, Inc., a Lexington, Massachusetts company engaged in the development of advanced medical equipment. Prior to 1987, Mr. Needham spent 17 years at Hadco Corporation, a printed circuit board manufacturer, where he served as President, Chief Operating Officer and Director.

         ROBERT H. DAVIS has been Chief Executive Officer of the Company since July 21, 1997, President of the Company since January 1, 1998 and a Director of the Company since July 30, 1997. Prior to joining the Company, Mr. Davis served as Vice President of Recycling for Browning-Ferris Industries, Inc. of Houston, Texas ("BFI") since 1990. As an early leader of BFI's recycling division, Mr. Davis grew that operation from startup to $650 million per year in profitable revenues. A 25-year veteran of the recycling industry, Mr. Davis has also held executive positions with Fibres International, Garden State Paper Company, and SCS Engineers, Inc.

         JOSEPH E. LEVANGIE has been Chief Financial Officer and a Director of the Company since its inception and Treasurer and Secretary since June 1993. Mr. Levangie is the founder and has been since its inception in 1981, the Chief Executive Officer of JEL & Associates, which specializes in corporate finance and business strategy and development. Mr. Levangie serves as a Director of Nexar, Inc., a publicly traded company.

         LEW F. BOYD has been a Director of the Company since August 1994. Mr. Boyd is the founder and has been since 1986 the Chief Executive Officer of Coastal International, Inc., an international business development and technology transfer firm.

         ROBERT D. MAUST has been Vice President of Operations since August 1997 and was President of the Company's Recycling Operation from December 1996 to August 1997 and a Director of the Company since July 30, 1997. Prior to joining the Company, Mr. Maust was Vice President for BFI's tire recycling operations from July 1991 to 1996 and was instrumental in growing that operation from 5 million tires per year to 22 million tires per year over a five year period. An entrepreneur/manager with over ten years experience in tire recycling, Mr. Maust was President of Maust Tire Recycling from 1988 to 1991, when he sold the business to BFI and joined BFI as Vice President.

         JAGRUTI OZA has been since March 1995 the Vice President - Corporate Planning of Public Service Enterprise Group ("PSEG") a holding company with $6 billion in annual revenues whose businesses include electric and gas utility (Public Service Electric and Gas Company), international power development and retail energy services. Since joining PSEG in 1991, Ms. Oza has held various managerial positions including Regional Manager Fossil Generation, overseeing the operation of three power plants. Prior to joining PSEG, Ms. Oza was a management consultant with Bain and Company (from 1987 to 1990) providing strategic management services to multinational companies in the chemical consumer products and retail service industries.

Board Meetings and Committees

         The Board of Directors met one time during the fiscal year ended May 31, 1997. None of the Directors attended fewer than 75% of the meetings held during the period. The Board of Directors also took action by unanimous written consent in lieu of a meeting on 12 occasions during the fiscal year ended May 31, 1997. On July 30, 1997, the Board of Directors established a Compensation Committee, consisting of Messrs. Needham and Boyd. The Compensation Committee, sets the compensation of the Chief Executive Officer, reviews and approves the compensation arrangements for all other officers of the Company. The Compensation Committee did not meet during the fiscal year ended May 31, 1997. On July 30, 1997, the Board of Directors established an Audit Committee consisting of Messrs. Levangie and Boyd. The Audit Committee reviews all financial functions of the Company, including matters relating to the appointment and activities of the Company's auditors. The Audit Committee did not meet during the fiscal year ended May 31, 1997. The Board of Directors does not currently have a standing nominating committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

         The following table summarizes the compensation paid or accrued by the Company for services rendered during the years indicated to the Company's Chairman and Chief Executive Officer, and its President. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term plan payouts during the years indicated.

                                           SUMMARY COMPENSATION TABLE
                                                                                     Long-Term
                                                    Annual Compensation             Compensation
                                                    -------------------             ------------
                               Fiscal Year                                          Securities
            Name and               Ended                            Other Annual     Underlying     All Other
      Principal Position          May 31,       Salary      Bonus   Compensation      Options    Compensation(2)
      ------------------          ------        ------      -----   -------------     --------    ---------------

Maurice E. Needham............      1997       $72,691    $   --         --           387,500 (3)     $3,600
  Chairman....................      1996        42,924        --    $ 18,000 (1)        --               --
                                    1995          --          --      36,000 (1)        --             2,850

James F. Barker (4)...........      1997       $83,600     $25,000       --           175,000 (3)     11,764
   President                        1996        81,057        --         --             --             7,804
                                    1995        66,000        --         --             --             3,383
----------

(1)  Represents consulting fees paid or accrued.
(2)  Represents payments made to or on behalf of Mr. Barker in fiscal 1997 and 1996 for health insurance and auto allowances.  Represents  payments in fiscal 1997 to Mr.  Needham for auto  allowances.  In August 1994,  the
     Company forgave stock subscriptions  receivable from Messrs. Needham and Barker for services rendered during the Company's start-up operations.
(3)  Represents  options  granted in July 1996.  These options were repriced in December  1996.  Does not include
     111,000  warrants to purchase shares of common stock granted to Mr. Needham  pursuant to the terms of a loan made to the Company by Mr. Needham.
(4)  Mr. Barker resigned as a director and officer of the Company effective January 1, 1998.

        The following table sets forth information concerning the value of unexercised options as of May 31, 1997 held by the executives named in the Summary Compensation Table above. No options were exercised by such executive officers during the fiscal year ended May 31, 1997.

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND FISCAL YEAR END OPTION VALUES(1)
                                                                                       Value of Unexercised
                                                    Number of Unexercised                In-the-Money Options
                                                  Options at May 31, 1997 (1)            at May 31, 1997 (2)
                                                  ---------------------------            -------------------
                    Name                           Exercisable    Unexercisable      Exercisable    Unexercisable
                    -----                          -----------   --------------     ------------    -------------
Maurice E. Needham..........................         147,000          411,500          $28,440          $ 18,960
James F. Barker.............................          36,000          199,000           28,440            18,960
----------

(1)  There were no options exercised by any of the executive officers named in the Summary  Compensation Table in the twelve months ended May 31, 1997.  The options  granted to the  executive  officers  became  exercisable commencing  June 10,  1994,  at an annual rate of 20% of the  underlying  shares of Common  Stock.  Includes
     111,000 immediately  exercisable warrants to purchase shares of common stock granted to Mr. Needham pursuant to the terms of a loan made to the Company by Mr. Needham.
(2)  Assumes that the value of shares of Common Stock is equal to $.88 per share, which was the closing bid price of the Company's Common Stock as reported by NASDAQ on May 31, 1997.

Employment Agreements

        In October 1995, the Company entered into three-year employment agreements with each of Messrs. Needham, Barker and Levangie pursuant to which Messrs. Needham and Levangie will receive a salary of $72,000 per annum and Mr. Barker will receive a salary of $80,000 per annum. Any increases or bonuses will be made at the discretion of the Board of Directors upon the recommendation of the Compensation Committee. The agreements provide for the payment of six months salary as a severance payment for termination without cause. Prior thereto, Messrs. Needham and Levangie were compensated through consulting fees paid or accrued by the Company for their services as officers of the Company.

        In December 1996, the Company entered into a three-year employment agreement with Mr. Robert D. Maust pursuant to which Mr. Maust will receive a salary of $125,000 per annum. Any increases or bonuses will be made at the discretion of the Board of Directors upon the recommendation of the Compensation Committee. The agreement provides for the payment of twelve months salary as a severance payment for termination without cause.

        All of the Company's executive employees have executed confidentiality and non-disclosure agreements concerning the Company's proprietary processes.

Stock Option Plan

        The Company's 1993 Stock Option Plan (the "Plan") was adopted by the Board of Directors on June 10, 1993 and approved by the stockholders on June 10, 1993.

        Options granted under the Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), or (ii) non-qualified stock options. Incentive stock options may be granted under the Plan to employees, including officers and directors who are employees. Non-qualified options may be granted to employees, directors and consultants of the Company.

        The Plan is administered by the Board of Directors. Under the Plan, the Board has the authority to determine the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be incentive stock options, the manner of exercise, and the time, manner and form of payment upon exercise of an option. On June 7, 1996 a Special Meeting of Stockholders was held and the Company increased the total number of shares of Common Stock reserved for issuance under the Plan to 1,000,000.

        Incentive stock options granted under the Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant (or less than 110% of fair market value in the case of persons holding 10% or more of the voting stock of the Company). Non-qualified stock options may be granted at an exercise price established by the Board which may not be less than 85% of fair market value of the shares on the date of grant. Incentive stock options granted under the Plan must expire no more than ten years from the date of grant, and no more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company.

        As of May 31, 1997, there were 716,700 options granted and outstanding under the Plan of which 137,500 options were exercisable at prices ranging from $.09 to $1.00.

Non-Employee Director Stock Option Plan

        On January 24, 1996, the Board of Directors of the Company adopted the 1996 Non-Employee Director Stock Option Plan ("Director Plan") and the Company's stockholders' approved the Director Plan on June 7, 1996. The purpose of the Director Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons who are not officers or employees of the Company to serve as members of the Board of Directors. The Board of Directors has reserved 300,000 shares of common stock for issuance and as of May 31, 1997, options to purchase 30,000 shares of Common Stock have been granted under the Director Plan.

        Each person who was a member of the Board of Directors on January 24, 1996, and was not an officer or employee of the Company, was automatically granted an option to purchase 10,000 shares of the Company's Common Stock. In addition, after an individual's initial election to the Board of Directors, any director who is not an officer or employee of the Company who continues to serve as a director will automatically be granted on the date of the Annual Meeting of Stockholders an additional option to purchase 10,000 shares of the Company's Common Stock. The exercise price per share of options granted under the Director Plan is 100% of the fair-market value of the Company's Common Stock on the business day immediately prior to the date of the grant. Each option granted under the 1996 Director Plan is immediately exercisable for a period of ten years from the date of the grant.

                             SECTION 16 REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons, the Company believe that during the year ended May 31, 1997, all filing requirements applicable to its directors, executive officers and greater-than-10% beneficial owners were met.

                                 PROPOSAL NO. 2
              TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE
        OF INCORPORATION AND BY-LAWS TO CREATE THREE CLASSES OF DIRECTORS

         On July 30, 1997, subject to stockholder approval, the Board of Directors voted to amend (the "Amendments") the Certificate of Incorporation and By-Laws of the Corporation to establish three classes of directors, each class ordinarily to serve for three year terms. As proposed, the Class I directors will serve until the Annual Meeting of Stockholders to be held in 1999, the Class II directors will serve until the Annual Meeting of Stockholders to be held in 2000 and the Class III directors will serve until the Annual Meeting of Stockholders to be held in 2001.

         The Amendments, if approved by the stockholders, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which is expected to be made shortly following the adoption of the Amendments at the meeting. If the Amendment is approved, the Certificate of Incorporation and By-Laws will be amended to carry out the purposes of the Amendment and to eliminate provisions in the Certificate of Incorporation and By-Laws that are inconsistent with the purposes of the Amendment. Approval of the Amendments by the stockholders will constitute their approval and adoption of such changes to the Certificate of Incorporation and ByLaws.

THE BOARD BELIEVES THAT ADOPTION OF THESE AMENDMENTS ARE IN THE BEST INTEREST OF THE STOCKHOLDERS OF THE COMPANY AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS.

         Purposes and Effects of the Amendments. The Amendments are designed to make it more time-consuming to change majority control of the Board without its consent, and thus to reduce the vulnerability of the Company to an unsolicited takeover proposal that does not contemplate the acquisition of all of the
Company's outstanding shares, or to an unsolicited proposal for the restructuring or sale of all or part of the Company. The Board believes that the Amendments will serve to encourage any person intending to attempt such a takeover to negotiate with the Board and that the Board will therefore be better able to protect the interests of the stockholders.

         The Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board. The Amendments could also have the effect of discouraging a third party from making a partial tender offer, including an offer at a substantial premium over the then-prevailing market value of those shares of capital stock of the Company then issued and outstanding and entitled to vote on such matters (the "Voting Stock"), or otherwise attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and its stockholders. In addition, since the Amendments are designed to discourage accumulations of large blocks of the Voting Stock by purchasers whose objective is to have such Voting Stock repurchased by the Company at a premium, adoption of the Amendments could tend to reduce any temporary fluctuations in the market price of the Voting Stock which are caused by such accumulations. Accordingly, stockholders could be deprived of certain opportunities to sell their stock at a temporarily higher market price. The Amendments may also discourage or make more difficult or expensive a proxy contest or merger involving the Company or a tender offer, open market purchase program or other purchases of Voting Stock which a majority of stockholders may deem to be in their best interests or which may give stockholders the opportunity to realize a premium over the prevailing market price of their stock.

         Description of the Amendments. The full text of the Amendments to the Certificate of Incorporation and ByLaws, are included in this Proxy Statement as Exhibits I and II, respectively. The following description of the Amendments is qualified in its entirety by reference to Exhibits I and II.

         Classification of the Board. The Company's By-Laws currently provide that the number of directors which shall constitute the whole Board shall not be less than one (1) and that the number of directors shall be determined by resolution of the Board. The By-Laws currently provide that all directors are to be elected to the Board annually for a term of one (1) year.

         The Amendments provide that the Board shall be divided into three classes of directors, each class to be as equal as possible in number of directors. In the event of any change in the authorized number of directors, the number of directors in each class shall be adjusted in the discretion of the Board, so that thereafter each of the three classes shall be composed, as nearly as may be possible, of one-third of the authorized number of directors, provided that no change in the number of directors constituting the entire Board shall shorten the term of any incumbent director, and any decrease in the authorized number of directors constituting the entire Board shall become effective only as and when the term or terms of office of the class or classes of directors affected thereby shall expire, or a vacancy or vacancies in such class or classes shall occur.

         The By-Laws currently provide that a vacancy on the Board, including a vacancy created by an increase in the authorized number of directors or by reason of death, resignation, retirement, or other cause, may be filled by a majority of the directors then in office, and that the director so chosen shall serve until the annual meeting next after his election, and until his successor is elected and qualified. If the Amendments are adopted, the Certificate of Incorporation will provide, and the By-Laws will retain the provision, that a vacancy on the Board which occurs, including a vacancy created by an increase in the number of directors or by reason of death, resignation, retirement, disqualification, removal from office or other cause, may be filed by a majority of the remaining directors. However, the Certificate of Incorporation and the By-Laws, as amended, will provide that any new director elected to fill a vacancy on the Board will serve for the remainder of the term of the class in which the vacancy occurred rather than until the next election of directors.

                                 PROPOSAL NO. 3
            APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT ONE-FOR-FIVE REVERSE STOCK SPLIT

         The Board of Directors has adopted a resolution declaring the advisability of, and submitting to the stockholders for approval, a proposal to amend the Company's Certificate of Incorporation (the "Proposed Amendment") to effect a reverse split of the Company's Common Stock, pursuant to which each five shares of Common Stock will be automatically converted into one share without any action on the part of the stockholder (the "Reverse Split"). The text of the Proposed Amendment is set forth in Exhibit III to this Proxy Statement.

         Consummation of the Reverse Split will not change the number of shares of Common Stock authorized by the Company's Certificate of Incorporation, which will remain at 20,000,000 shares or the par value of the Common Stock per share. The Reverse Split will become effective as of 5:00 p.m., Boston time (the "Effective Date"), on the date that the certificate of amendment to the Company's Certificate of Incorporation is filed with the Secretary of State of Delaware. If for any reason the Board of Directors deems it advisable, the Proposed Amendment may be abandoned at any time before the Effective Date, whether before or after the Meeting (even if such proposal has been approved by the Stockholders).

         In lieu of issuing less than one whole share resulting from the Reverse Split to holders of an odd number of shares, the Company will determine the fair value of each outstanding share of Common Stock held on the Effective Date of the Reverse Split (the "Fractional Share Purchase Price"). The Company currently anticipates that the Fractional Share Purchase price will be based on the average daily closing bid price per share of the Common Stock as reported by the primary trading market for the Company's Common Stock for the ten (10) trading days immediately preceding the Effective Date. In the event the Company determines that unusual trading activity would cause such amount to be an inappropriate measure of the fair value of the Common Stock, the Company may base the Fractional Share Purchase Price on the fair market value of the Common Stock as reasonably determined in good faith by the Board of Directors of the Company. Stockholders who hold an odd number of shares on the Effective Date will be entitled to receive, in lieu of the less than one whole share arising as a result of the Reverse Split, cash in the amount of the relevant portion of the Fractional Share Purchase Price.

         As soon as practical after the Effective Date, the Company will mail a letter of transmittal to each holder of record of a stock certificate or certificates which represent issued Common Stock outstanding on the Effective Date. The letter of transmittal will contain instructions for the surrender of such certificate or certificates to the Company's designated exchange agent in exchange for certificates representing the number of whole shares of Common Stock (plus the relevant portion of the Fractional Share Purchase price, if any) into which the shares of Common Stock have been converted as a result of the Reverse Split. No cash payment will be made or new certificate issued to a stockholder until he has surrendered his outstanding certificates together with the letter of transmittal to the Company's exchange agent. See "--Exchange of Stock Certificates."

THE BOARD OF DIRECTORS BELIEVES THE ADOPTION OF THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT.

Purpose of the Reverse Split

         The Company's shares of Common Stock have been listed, and have traded, on the Nasdaq Small Cap Market ("Nasdaq") since October 1995 when the Company completed its initial public offering. On December 23, 1997, the Company received a notice from The Nasdaq Stock Market, Inc. ("NASDAQ") stating that the Company's securities would be delisted from Nasdaq if in the 90 day period ending March 23, 1998, the Company could not demonstrate compliance with the minimum $1.00 bid price for ten consecutive trading days.

         The Company is currently exploring a number of potential transactions designed to enable the Company to meet this criteria. However, there can be no assurance that the Company will consummate any of such transactions or that the consummation of any of such transactions would result in the Company complying with the maintenance requirements.

         The Company believes that if the Reverse Split is approved by the stockholders at the Meeting, and the Reverse Split is effectuated, the Company's shares of Common Stock will have a minimum bid price in excess of $1.00 per share, and therefore will satisfy one of the aforementioned listing maintenance criteria.

         If the Reverse Split is not approved by the stockholders at the Meeting, then it is unlikely that the Company will meet the new listing criteria. The delisting of the Company's Common Stock from Nasdaq could adversely affect the liquidity of the Company's Common Stock and the ability of the Company to raise capital. In such event, the shares of Common Stock will likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc. or the NASD Electronic Bulletin Board and the spread between the bid and ask prices of the shares of Common Stock is likely to be greater than at present and stockholders may experience a greater degree of difficulty in engaging in trades of shares of Common Stock.

         In addition, the Board of Directors further believes that low trading prices of the Company's Common Stock may have an adverse impact upon the efficient operation of the trading market in the securities. In particular, brokerage firms often charge a greater percentage commission on low-priced shares than that which would be charged on a transaction in the same dollar amount of securities with a higher per share price. A number of brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such shares, which tendencies may adversely affect the Company.

         Stockholders should note that the effect of the Reverse Split upon the market prices for the Company's Common Stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of the Common Stock after the Reverse Split will be five times the prices for shares of the Common Stock immediately prior to the Reverse Split. Furthermore, there can be no assurance that the proposed Reverse Split will achieve the desired results which have been outlined above, nor can there be any assurance that the Reverse Split will not adversely impact the market price of the Common Stock or, alternatively, that any increased price per share of the Common Stock immediately after the proposed Reverse Split will be sustained for any prolonged period of time. In addition, the Reverse Split may have the effect of creating odd lots of stock for some stockholders and such odd lots may be more difficult to sell or have higher brokerage commissions associated with the sale of such odd lots.

Effect of the Reverse Split

          As a result of the Reverse Split, the number of whole shares of Common Stock held by stockholders of record as of the close of business on the Effective Date will be equal to the number of shares of Common Stock held immediately prior to the close of business on the Effective Date divided by five, plus cash in lieu of any fractional share. The Reverse Split will not affect a stockholder's percentage ownership interest in the Company or proportional voting power, except for minor differences resulting from the payment of cash in lieu of fractional shares. The rights and privileges of the holders of shares of Common Stock will be unaffected by the Reverse Split. The par value of the Common Stock will remain at $.01 per share following the Effective Date of the Reverse Split, and the number of shares of Common Stock issued will be reduced. Consequently, the aggregate par value of the issued Common Stock also will be reduced. In addition, the number of authorized but unissued shares of Common Stock will be increased by the Reverse Split, the issuance of which may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of outstanding Common Stock. As the Reverse Split will increase the number of authorized but unissued shares of Common Stock, it may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's Certificate of Incorporation or By-Laws.

         Stockholders have no right under Delaware law or under the Company's Certificate of Incorporation or ByLaws to dissent from the Reverse Split.

         The Common Stock is currently registered under Section 12(g) of the Exchange Act and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split will not affect the registration of the Common Stock under the Exchange Act, and the Company has no current intention of terminating its registration under the Exchange Act.

         Upon consummation of the Reverse Split, the total number of shares currently reserved for grants of stock options and all stock options previously granted would be decreased proportionately. The cash consideration payable per share upon exercise of the stock options would be increased proportionately.

Exchange of Stock Certificates

         As soon as practicable after the Effective Date, the Company intends to require stockholders to exchange their stock certificates ("Old Certificates") for new certificates ("New Certificates") representing the number of whole shares of Common Stock into which their shares of Common Stock have been converted as a result of the Reverse Split (as well as cash in lieu of fractional shares resulting from the reverse split). Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES TO THE TRANSFER AGENT UNTIL REQUESTED TO DO SO.

Federal Income Tax Consequences of the Reverse Split

         The following description of the material federal income tax consequences of the Reverse Split is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this Proxy Statement. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

         In general, the federal income tax consequences of the proposed Reverse Split will vary among stockholders depending upon whether they receive the Fractional Share Purchase Price or solely New Certificates in exchange for Old Certificates. The Company believes that because the Reverse Split is not part of a plan to increase periodically a stockholder's proportionate interest in the Company's assets or earnings and profits, the Reverse Split probably will have the following federal income tax effects:

         1. A stockholder who receives solely New Certificates will not recognize gain or loss on the exchange. In the aggregate, the stockholder's basis in the Common Stock represented by New Certificates will equal the holder's basis in the Common Stock represented by Old Certificates.

         2. A stockholder who receives a portion of the Fractional Share Purchase Price as a result of the Reverse Split will generally be treated as having received the payment as a distribution in redemption of the Fractional Share, as provided in Section 302(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Each affected stockholder will be required to consult such stockholder's own tax advisor for the tax effect of such redemption (i.e., exchange or dividend treatment) in light of such stockholder's particular facts and circumstances.

         3. The Reverse Split will constitute a reorganization within the meaning of Section 368(a)(1)(E) of the Code, and the Company will not recognize any gain or loss as a result of the Reverse Split.

                                 PROPOSAL NO. 4
             PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has resolved to recommend to the stockholders that the Company amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000 shares. Shares of the Company's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. It is the intent of the Board of Directors that the proposed increase in the authorized Common Stock will be abandoned by the Board of Directors if Proposal No. 3 is approved by the Stockholders. The text of the proposed amendment is set forth in
Exhibit IV to this Proxy Statement.

         If this proposal is approved and after giving effect to shares reserved for issuance under the Company's stock plans, and shares reserved for issuance upon the exercise of outstanding warrants, options and other commitments, the Board of Directors will have the authority to issue approximately an additional 22,000,000 (as of November 30, 1997) shares of Common Stock without further stockholder approval. The Board of Directors of the Company believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include facilitating broader ownership of the Company's Common Stock by effecting a stock split or issuing a stock dividend, raising capital or acquiring technology rights through the sale of stock, or attracting or retaining valuable employees by the issuance of stock options, although the Company at present has no commitments, agreements or undertakings obligating the Company to issue any such additional shares. The Board of Directors, however, considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

         Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Certificate of Incorporation or By-Laws of the Company then in effect. Frequently, opportunities arise that require prompt action, and the Company believes that delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

         The Board of Directors believes that the increase in the number of authorized shares of undesignated Common Stock is in the best interests of the Company and its stockholders, since the complexity of modern business financing requires greater flexibility in the Company's capital structure than now exists. The additional Common Stock to be authorized would be available for issuance from time to time for any proper corporate purpose, including public or private sale for cash as a means of obtaining capital for the use in the Company's business or for the acquisition by the Company of other businesses or assets. The Board of Directors believes that having additional shares of Common Stock will provide the flexibility and facility for finding financing sources quickly consummating any such transaction. Additionally, from time to time, the Company is involved in various discussions with other companies relating to the acquisition of complementary products or services, or other forms of business combinations involving the Company. However, the Company has no present commitments or agreements relating to any potential acquisitions or financing. The Board of Directors, however, consider the authorization of such additional shares advisable to ensure prompt availability of shares for issuance should the occasion arise.

         The additional shares of Common Stock authorized for issuance pursuant to this proposal will have the rights and privileges which the presently outstanding shares of Common Stock possess under the Company's Certificate of Incorporation. The increase in authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. The rights of the holders of Common Stock, however, are subordinate to the rights of the holders of the Preferred Stock in certain instances. All outstanding shares of Common Stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

         The issuance of any additional shares of Common Stock by the Company may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock of existing stockholders. The Company expects, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating the economic effect to each stockholder of such dilution.

         The authorized but unissued shares of Common Stock could be used to make more difficult a change in control of the Company. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company, since the issuance of new shares could be used to dilute the stock ownership of the acquirer. Neither the Certificate of Incorporation nor By-Laws of the Company now contain any provisions that are generally considered to have an anti-takeover effect, and the Board of Directors does not now plan to propose any anti-takeover measures in future proxy solicitations. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt.

         Approval of the amendment to increase the number of authorized shares of Common Stock will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company represented in person or by proxy and entitled to vote at the Meeting. Abstentions will have the same effect as a vote against the proposal; broker non-votes will have no outcome on the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 50,000,000 SHARES.


                                 PROPOSAL NO. 5
                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Wolf & Company, P.C., independent certified public accountants, to serve as auditors for the fiscal year ending May 31, 1998. Wolf & Company, P.C. has acted as the Company's independent auditor since its inception. It is expected that a member of Wolf & Company, P.C. will be present at the Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ITS SELECTION OF WOLF & COMPANY, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 1998.

                          TRANSACTION OF OTHER BUSINESS

         The Board of Directors of the Company knows of no other matters which may be brought before the Meeting. If any other matters properly come before the Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company's principal executive offices not later than May 31, 1998. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

                            EXPENSES AND SOLICITATION

         The cost of solicitation by proxies will be borne by the Company, and in addition to directly soliciting stockholders by mail, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may be made of some stockholders in person or by mail or telephone.

                                                                    EXHIBIT I


                          Text of Proposed Amendment to
                          Certificate of Incorporation
                            to Create Staggered Board


RESOLVED:   That the Certificate of Incorporation be amended by adding a new
            Section THIRTEENTH in the following form:

         "THIRTEENTH: This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation, and it is expressly provided that it is intended to be in furtherance and not in limitation or exclusion of the powers conferred by the statutes of the State of Delaware.

         1. Number of Directors. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of a majority of the Board of Directors, but in no event shall be less than five. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of the stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the Corporation.

         2. Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No on class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III and, if such fraction is two-thirds, one of the extra directors shall be a member of Class III and the other extra director shall be a member of Class II, unless otherwise provided for from time to time by resolution adopted by a majority of the Board of Directors.

         3. Election of Directors. Elections of directors need not be by written ballot except as and to the extent provided in the By-Laws of the Corporation.

         4. Term of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that each initial director in Class I shall serve for a term ending on the date of the annual meeting to be held in calendar year 1999; each initial Class II director shall serve for a term ending on the date of the annual meeting to be held in calendar year 2000; and each initial director in Class III shall serve for a term ending on the date of the annual meeting to be held in calendar year 2001.

         5. Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as director of the class of which he or she is a member until the expiration of his or her current term or his or her prior death, retirement, or resignation and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, although less than a quorum.

         6. Tenure. Notwithstanding any provisions to the contrary contained herein, each director shall hold office until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

         7. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, if applicable, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

         8. Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

         9. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law or the Corporation's Certificate of Incorporation or By-Laws.

         10 Removal. Any one or more of all the directors may be removed, with or without cause, by the holder of at least sixty-six and two-third percent (66 2/3%) of the shares then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series.

         11. Stockholder Nominations and Introductions of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given int he manner provided in the By-Laws of the Corporation."

                                                               EXHIBIT II

                          Text of Proposed Amendment to
                                   By-Laws to
                             Create Staggered Board

RESOLVED:  That the By-Laws of the Corporation be amended by deleting Article 2 of the By-Laws in the present form and substituting therefor a new
           Article 2 in the following form:

                             "ARTICLE 2 - Directors

         2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-Laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

         2.2 Number; Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the stockholders or the Board of Directors, but in no event shall be less than five. The number of directors may be decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

         2.3 Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the authorized number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class III and, if such fraction is two-thirds, one of the extra directors shall be a member of Class III and the other extra director shall be a member of Class II, unless otherwise provided for from time to time by resolution adopted by a majority of the Board of Directors.

         2.4 Terms in Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that each initial director in Class I shall serve for a term ending on the date of the annual meeting to be held in calendar year 1999; each initial Class II director shall serve for a term ending on the date of the annual meeting to be held in calendar year 2000; and each initial director in Class III shall serve for a term ending on the date of the annual meeting to be held in calendar year 2001.

         2.5 Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as director of the class of which he or she is a member until the expiration of his or her current term or his or her prior death, retirement, or resignation and (ii) the newly created or eliminated directorships resulting from such increase of decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, although less than a quorum.

         2.6 Tenure. Notwithstanding any provisions to the contrary contained herein, each director shall hold office until the next annual meeting and until his successor is elected and qualified, or until his earlier death, resignation or removal.

         2.7 Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

         2.8 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

         2.9 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

         2.10 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, the President or by a majority of the directors then in office.

         2.11 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 48 hours in advance of the meeting, (ii) by sending a telecopy, telegram or telex, or delivering written notice by hand, to his last known business or home address at least 48 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

         2.12 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in meetings of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

         2.13 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified: provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

         2.14 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

         2.15 Action by Consent. Any action required or permitted be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

         2.16 Removal. Any one or more or all of the directors may be removed, with or without cause, by the holders of at least sixty-six and two-third percent (66 2/3%) of the shares then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series.

         2.17 Committees. The Board of Directors may appoint a Compensation Committee, an Executive Committee and an Audit Committee, and such other committees as the Board may, by resolution passed by a majority of the whole Board, designate. Each committee shall consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

         2.18 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

         2.19 Nominations. Notwithstanding the provision of Section 1.10 of these By-Laws (dealing with business at meetings of stockholders), nominations for the election of directors may be made by the Board of Directors, a committee appointed by the Board of Directors or by any stockholder of record entitled to vote on the election of directors who is a stockholder at the record date of the meeting and also on the date of the meeting which directors are to be elected, provided such stockholder provides timely written notice to the Secretary of the Corporation in accordance with the following requirements:

                  (1) To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation
(i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than 60 days nor more than 90 days prior to such anniversary date, and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first; and

                  (2) Each such written notice must set forth: (i) the name and address of the stockholder who intends to make the nomination; (ii) the name and address of the person or persons to be nominated; (iii) a representation that the stockholder is a holder of record of the stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (vi) the consent of each nominee to serve as a director of the Corporation if so elected. The presiding officer of the meeting may refuse, in his or her sole discretion, to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         2.20 Amendments to Article. Notwithstanding any other provisions of law, the Certificate of Incorporation or these By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the votes which all the stockholders would be entitled to cast at any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article 2."

                                                                  EXHIBIT III


                           Text of Proposed Amendment
                       to the Certificate of Incorporation
                     to Effect a 5 to 1 Reverse Stock Split


RESOLVED:   That the Certificate of Incorporation of the Corporation is amended by adding after paragraphs A and B of Article Fourth a new paragraph
            C in the following form:

         "C. At the same time as the filing of this Amendment to the Certificate of Incorporation of the corporation with the Secretary of the State of Delaware becomes effective, each five (5) shares of common stock $0.01 par value per share of the corporation (the "Old Common Stock"), issued and outstanding or held in the treasury of the Corporation immediately prior to the effectiveness of such filing, shall be combined, reclassified and changed into one (1) fully paid and nonassessable share of Common Stock.

         Each holder of record of a certificate or certificates for one or more shares of the Old Common Stock shall be entitled to receive as soon as practicable, upon surrender of such certificate, a certificate or certificates representing the largest whole number of shares of Common Stock to which such holder shall be entitled pursuant to the provisions of the immediately preceding paragraph. Any certificate for one or more shares of the Old Common Stock not so surrendered shall be deemed to represent one share of the Common Stock for each five (5) shares of the Old Common Stock previously represented by such certificate.

         No fractional share of Common Stock or scrip representing fractional shares shall be issued upon such combination and reclassification of the Old Common Stock into shares of Common Stock. Instead of there being issued any fractional shares of Common Stock which would otherwise be issuable upon such combination and reclassification, the corporation shall pay to the holders of the shares of Old Common Stock which were thus combined and reclassified cash in respect of such fraction in an amount equal to the same fraction of the market price per share of the Common Stock (as determined in a manner prescribed by the Board of Directors) at the close of business on the date such combination and reclassification becomes effective."

                                                              EXHIBIT IV

                           Text of Proposed Amendment
                                     to the
                          Certificate of Incorporation
                                       to
                            Increase Authorized Stock

RESOLVED:  That the Certificate of Incorporation of the Corporation be amended by deleting Article Fourth of the Certificate of Incorporation in its present form and substituting therefor a new Article Fourth in the following form:

"FOURTH. This corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares this corporation is authorized to issue is Fifty-One Million (51,000,000) shares of capital stock.

         Of such authorized shares, Fifty Million (50,000,000) shares shall be designated "Common Stock" and have a par value of $0.01 per share. One Million (1,000,000) shares shall be designated "Preferred Stock" and have a par value of $1.00 per share.

A.       COMMON STOCK

         1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by this Board of Directors upon any issuance of the Preferred Stock of any series.

         2. Voting. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK

         Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. No vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of the Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

                       SOLICITED BY THE BOARD OF DIRECTORS
                           GREENMAN TECHNOLOGIES, INC.

            SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

                                 March 12, 1998
PROXY

     The undersigned stockholder of GreenMan Technologies, Inc. (the "Company") hereby appoints Robert H. Davis and Joseph E. Levangie, and each of them acting singly, with power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Special Meeting in Lieu of Annual Meeting of Stockholders of the Company to be held on March 12, 1998, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.

                                                                 SEE REVERSE
  (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)              SIDE

   |X|    Please mark
          votes as in
          this example.

The Board of Directors recommends a vote FOR proposals 1, 2, 3, 4 and 5.

                                                       FOR      WITHHOLD

1.    Election of six Directors:                       |_|         |_|
      Nominees:    Maurice E. Needham            WITHHOLD FOR NOMINEE BELOW:
                   Robert H. Davis
                   Joseph E. Levangie
                   Robert D. Maust
                   Lew F. Boyd
                   Jagruti Oza
                                                 FOR    AGAINST     ABSTAIN

2.    Approve Amendments to the Company's         |_|      |_|         |_|
      Certificate of Incorporation and By-Laws to create three classes of directors to serve for staggered terms.

3.    Approve an amendment to the Company's       |_|      |_|         |_|
      Certificate of Incorporation authorizing a one for five reverse stock split.


4.    Approve an amendment to the Company's       |_|      |_|         |_|
      Certificate of Incorporation increasing the authorized shares of Common Stock

5.    Ratify the appointment of Wolf & Company,   |_|      |_|         |_|
      P.C. as independent auditors.


MARK HERE FOR                          MARK
ADDRESS CHANGE          |_|          HERE FOR          |_|
AND NOTE BELOW                       COMMENTS

Please sign exactly as your name appears on stock certificate. If acting as attorney, executor, trustee, guardian or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature:____________________________________  Date:______________________

Signature:____________________________________  Date:______________________